SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 14, 2005

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)

17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)

(972) 348-5100
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. Other Events.
SIGNATURES

ITEM 8.01. Other Events.

     Alliance Data Systems Corporation, a leading provider of transaction services, credit services and marketing services, today announced that its Epsilon business unit has signed a multi-year renewal and expanded agreement with Bank of America (“BOA”), an Alliance Data Systems Corporation top-25 client. Under terms of the agreement, Epsilon will complete the build of an enhanced consumer marketing database that will further improve BOA’s customer acquisition and overall campaign management. Additionally, Epsilon will host and manage the system on behalf of BOA, one of the largest financial institutions in the world and the fourth largest credit card issuer in the United States.

     In 2001, Epsilon built BOA’s first consumer marketing database for acquiring credit card customers, and in 2004 it began integrating FleetBoston Financial Corporation’s database onto one platform following BOA’s acquisition of FleetBoston. Under terms of this expanded agreement, Epsilon will now provide additional data analytic capabilities and robust campaign management functionality used to produce regular consumer mailings.

     The solution Epsilon is providing will allow BOA to identify, segment and communicate with consumers via direct marketing campaigns. The new, highly flexible and compatible database will also allow BOA to add future tools and functionality geared toward further improving customer acquisition. Additionally, the scalability of the solution facilitates the ability to bring many BOA products under one platform, including both card and non-card products, such as small business card programs and home equity line of credit.

     Epsilon is a leading relationship marketing company that helps clients create measurable business results through integrated marketing services. Epsilon is committed to maximizing the value, growth and loyalty of clients’ customer and prospect portfolios through core services including data analysis, multi-channel direct communications and database marketing. Epsilon’s services enable clients to build enduring customer relationships by identifying marketing opportunities and creating actionable customer insight. Founded in 1969, Epsilon maintains offices in Boston, Dallas, St. Louis and Washington, D.C. For more information, see www.epsilon.com. Epsilon was acquired by Alliance Data Systems Corporation in 2004.

Alliance Data Systems Corporation’s Safe Harbor Statement/Forward Looking Statements

This document may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: July 14, 2005	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

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